Subsequent Events	6 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

On October 1, 2025, the Company and a third party advisor (“advisor”) entered into a consulting service agreement, pursuit to which the advisor will provide comprehensive services to the Company, including business strategy consulting, market expansion implementation, merger and acquisition advice. The Company has paid $3.35 million to the advisor as prepayment for a potential acquisition transaction.

On April 23, 2026, the Company and Elefun entered into a borrowing agreement, pursuit to which the Company will provide Elefun a maximum revolving loan facility of $4 million, with an interest rate of 3% per annum and an effective period of 1 year. The Company has provided $1.2 million loan to Elefun under this agreement on April 23, 2026.

On May 13, 2026, the Board passed a resolution with respect to a Share Consolidation at the ratio of 100:1. It is resolved that, as a consequence of the Share Consolidation, the Company's authorized share capital be changed from US$200,000 divided into 16,000,000,000 Class A ordinary shares of par value US$0.00001 each and 4,000,000,000 Class B ordinary shares of par value US$0.00001 each to US$200,000 divided into 160,000,000 Class A ordinary shares of par value US$0.001 each and 40,000,000 Class B ordinary shares of par value US$0.001 each. The Share Consolidation was completed on June 18, 2026.

The Group has evaluated subsequent events from March 31, 2026 and as of August 14, 2026, and did not identify any subsequent events except those disclosed above that would have material financial impact or that required adjustment of the Group’s unaudited condensed consolidated financial statements.